SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
June 25, 2008
Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2515 McKinney Avenue, Suite 1200
Dallas, TX 75201
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (214) 303-3400
Not Applicable.

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On June 25, 2008, Dean Foods Company issued the press release attached hereto as Exhibit 99.1. This press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, or the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Dean Foods Company press release dated June 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2008	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps

Steven J. Kemps
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dean Foods Company press release dated June 25, 2008.